SUPPLEMENT DATED FEBRUARY 26, 2016

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

EMERGING MARKETS PORTFOLIO CLASS I AND P SHARES DATED MAY 1, 2015

This supplement revises the Emerging Markets Portfolio Class I and P Shares summary prospectus dated May 1, 2015 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table, and the paragraph immediately preceding this table, are deleted in their entirety and replaced with the following:

Sub-Adviser – OppenheimerFunds, Inc. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Justin M. Leverenz, CFA, Senior Vice President and Portfolio Manager	Since 2007
John Paul Lech, Co-Portfolio Manager	Since 2015